DUNHAM FUNDSSM

WHEN PERFORMANCE COUNTS

                                                                                                                                                            SUMMARY PROSPECTUS

                                                                                                                                                   March 1, 2010

Dunham Appreciation & Income Fund

Class A (DAAIX)

Class C (DCAIX)

Class N (DNAIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2010, along with the Fund’s most recent annual report dated October 31, 2009, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.dunham.com/prospectus/appreciationincome.aspx. You can also obtain these documents at no cost by completing a document request form on our web-site, www.dunham.com  or by calling (toll free) (888) 338-6426 or by sending an email request to fundinfo@dunham.com or ask any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective:  The Fund seeks to maximize total return under varying market conditions through both current income and capital appreciation.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 104 of the Fund’s Prospectus and in How to Buy and Sell Shares on page 66 of the Fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price for purchases of $1 million or more)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.23%	1.23%	1.23%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.63%	0.63%	0.63%
Acquired Fund Fees and Expenses (1)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	2.11%	2.86%	1.86%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table may not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$777	$1,198	$1,644	$2,876
Class C	$289	$886	$1,508	$3,185
Class N	$189	$585	$1,006	$2,180

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's sub-adviser seeks to achieve the Fund's investment objective by investing, under normal market conditions, in a diversified portfolio of (1) convertible, (2) equity (common and preferred stock) and (3) fixed-income securities, including securities of foreign issuers and those rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the sub-adviser to be of comparable quality.  The Fund attempts to utilize these different types of securities to strike the appropriate balance between risk and reward in terms of growth and income when compared to a peer group of securities that the sub-adviser believes have similar risk of loss.  In general, the sub-adviser buys a blend of equity and convertible securities offering the potential for long-term growth and current income and sells them when the issuer's economic fundamentals deteriorate or relative valuations between securities change.  The sub-adviser buys fixed-income securities that it believes have a higher expected total return when compared to competing convertible or equity securities.  Within the universe of fixed-income securities, the sub-adviser selects specific securities based upon their expected total return and expected probability of default when compared to a peer group of securities with similar credit risk.  The sub-adviser sells them when the issuer's economic fundamentals deteriorate or relative valuations between securities change.  The Fund's sub-adviser may engage in active and frequent trading of the Fund's portfolio securities to achieve the Fund's investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance.

Call or Redemption Risk – If interest rates decline, issuers of debt securities may exercise redemption or call provisions.  This may force the Fund to reinvest redemption or call proceeds in securities with lower yields, which may reduce Fund performance.

Credit Risk – Issuers of debt securities may suffer from a reduced ability to repay their interest and principal obligations.  They may even default on interest and/or principal payments due to the Fund.  An increase in credit risk or a default will cause the value of Fund debt securities to decline.  Issuers with lower credit quality are more susceptible to economic or industry downturns and are more likely to default.

Interest Rate Risk – In general, the price of a debt security falls when interest rates rise.  Debt securities have varying levels of sensitivity to changes in interest rates. Securities with longer maturities may be more sensitive to interest rate changes.

Liquidity Risk – Some securities may have few market-makers and low trading volume, which tend to increase transaction costs and may make it impossible for a Fund to dispose of a security position at all or at a price which represents current or fair market value.

Lower-Rated Securities Risk – Securities rated below investment-grade, sometimes called “high-yield” or “junk” bonds, generally have more credit risk than higher-rated securities.  Companies issuing high yield fixed-income securities are not as strong financially as those issuing securities with higher credit ratings and are more likely to encounter financial difficulties.  Lower rated issuers are more likely to default and their securities could become worthless.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

Small and Medium Capitalization Risk – The Fund’s investments in smaller and medium-sized companies carry more risks than investments in larger companies.  Companies with small and medium size market capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies.

Stock Market Risk – Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.

Performance:  The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of Class N Shares of the Fund from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance.  The Class A sales charge is reflected in the average annual total return table, and if the sales charge was not included, the return would be more than that shown.  Past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future.  Performance prior to March 3, 2008 is the performance of a predecessor fund.  Updated performance information is available at no cost by visiting www.dunham.com or by calling (toll free) (866) 811-0225.

Class N Shares Annual Total Return for Years Ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 14.63% (quarter ended September 30, 2009) and the lowest return for a quarter was -16.03% (quarter ended December 31, 2008).

Dunham Appreciation & Income Fund

 AVERAGE ANNUAL TOTAL RETURN

For the periods ended December 31, 2009	1 Year	5 Years	Life of Fund*
Class N Shares
return before taxes	38.68%	3.93%	4.18%
return after taxes on distributions	38.36%	2.96%	3.22%
return after taxes on distributions and sale of Fund shares	25.57%	3.31%	3.53%
Merrill Lynch Convertible ex Mandatory Index	47.20%	2.90%	3.20%
Class C Shares
return before taxes	37.23%	2.90%	3.16%
Class A Shares
return before taxes	30.37%	N/A	-0.09%

* The Fund’s Class C and Class N shares commenced operations on December 10, 2004. The Fund’s Class A shares commenced operations on January 3, 2007.

After-tax returns are estimated, and are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. If you own shares of the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment, because such accounts are only subject to taxes upon distribution. In certain cases, after-tax returns may be higher than the other return figures for the same period. After tax returns for Class C and Class A shares, which are not shown, will vary from those of Class N shares.

The Merrill Lynch Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Index returns assume reinvestment of dividends; unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot invest directly in an index or benchmark.

Investment Adviser: Dunham & Associates Investment Counsel, Inc.

Sub-Adviser: Calamos® Advisors LLC

Sub-Adviser Portfolio Managers:  John P. Calamos, Sr., Chairman, CEO, President and Co-Chief Investment Officer, founded Calamos in 1977.  Nick P. Calamos, CFA, Sr. EVP, Head of Investments and Co-Chief Investment Officer, has worked for the sub-adviser since October 1983.  They have served as portfolio managers to the Fund since December 2004 and share responsibility for day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange is open for trading.  For Class A shares, the initial minimum investment amount in a Fund for regular accounts is $5,000, and for tax-deferred accounts is $2,000.  The minimum subsequent investment is $100.  For Class C shares, the minimum initial investment in a Fund is $5,000 and for tax-deferred and certain tax efficient accounts is $2,000.  The minimum subsequent investment is $100.  For Class N shares, the minimum initial investment per Fund is $100,000 for taxable accounts and $50,000 for tax-deferred accounts.  The Adviser or Distributor may waive this minimum or apply the minimum on a fund complex basis, depending on the agreement with the financial Institution offering the shares. There is no minimum subsequent investment amount for Class N shares.

Purchases and redemptions may be made by mailing an application or redemption request to Dunham Funds c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling (toll free) (866) 811-0225 or by visiting the Fund's website www.dunham.com.  You also may purchase and redeem shares through a financial intermediary.

Tax Information

Dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.